UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 23, 2005


                          Chartwell International, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                     000-27395             95-3979080
            ------                     ---------             ----------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)          Number)           Identification No.)


                      333 South Allison Parkway, Suite 100
                            Lakewood, Colorado 80226
                            ------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (303) 804-0100
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 3 -- Securities and Trading Markets
-------------------------------------------

Item 3.02  Unregistered Sales of Equity Securities.

     (a) On March 23, 2005, Chartwell International, Inc. (the "Company") sold 25,838,433 shares of restricted Common Stock pursuant to a Subscription Agreement for $200,000 to Mr. Imre Eszenyi. The proceeds of the sale were used to payoff a $200,000 note payable to Kingsley Capital, Inc. The sale and issuance of common stock in the private placement to Mr. Eszenyi was made by the Company in reliance upon the exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended. The offer and sale was made in a transaction not involving any public offering to one accredited investor as defined in Rule 501(a) under the Securities Act. The common stock sold was subject to transfer restrictions, and the certificates for those shares contained an appropriate legend stating that they had not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.01  Changes in Control of Registrant.

     (a) On March 23, 2005, in two separate but concurrent transactions, Imre Eszenyi acquired 45,000,000 shares of the Company's common stock in the aggregate pursuant to a Share Purchase Agreement and Subscription Agreement. Mr. Eszenyi now directly owns and is the beneficial owner of 45,000,000 shares of the Company's common stock, equal to 90% of the Company's voting securities. In the transaction pursuant to the Share Purchase Agreement, Mr. Eszenyi purchased from controlling affiliates of the Company 19,161,567 shares of the Company's common stock for $250,000. Pursuant to the Subscription Agreement, Mr. Eszenyi purchased from the Company 25,838,433 shares of the Company's common stock for $200,000. Mr. Eszenyi used personal funds for the purchase of the shares in both transactions. It is anticipated that Mr. Eszenyi and such other appointee as he sees fit will become the majority of the members of the Company's Board of Directors and that he will become an officer of the Company.

Item 5.02  Change in Director

     (d) On March 28, 2005, the Board of Directors of the Company appointed Mr. Eszenyi as a member of the Board. Pursuant to the Share Purchase Agreement, it is anticipated that Mr. Eszenyi and a person to be appointed by him will become the majority members of the Board. In connection with this change in the majority of the members of the Board, the Company will file an information statement pursuant to Rule 14f-1 of the Exchange Act.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Chartwell International, Inc.,
                                    a Nevada corporation


Dated: March 27, 2005               /s/ Dr. Janice A. Jones
                                    --------------------------------------------
                                    Dr. Janice A. Jones, Chief Executive Officer